Exhibit 10.6
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MATERIALS TRANSFER AGREEMENT
BY AND BETWEEN
NOVAVAX, INC.
AND
LABORATORIO AVI-MEX S.A. DE C.V.
DATED OCTOBER 19, 2009

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
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MATERIALS TRANSFER AGREEMENT
          This Materials Transfer Agreement (this “Agreement”) is entered into as of October 19, 2009 (the “Effective Date”) by and between Novavax, Inc., a corporation organized under the laws of Delaware, United States (“Novavax”) and Laboratorio Avi-mex, S.A. de C.V., a private company organized under the federal laws of Mexico (“Avimex”). Each of Novavax and Avimex may be collectively referred to as the “Parties” and each individually as a “ Party.”
          WHEREAS, the Parties entered into a Use of Protocol Agreement, dated as of August 21, 2009, a copy of which is attached hereto;
          WHEREAS, Avimex desires to obtain Novavax’s Materials (as hereinafter defined) for the purpose of (a) performing certain clinical trials in Mexico (the “Evaluation”) and (b) filing for the necessary applications in the name and on behalf of Novavax to obtain the sanitary registrations of the Influenza Vaccine (as hereinafter defined) from the Federal Commission For Protection Against Sanitary Risks (“COFEPRIS”) in Mexico, to allow the commercial sale of the Influenza Vaccine in Mexico (the “Territory”) as a vaccine in humans ((a) and (b) referred to collectively as the “Purpose”); and
          WHEREAS, Avimex and Novavax have entered into that certain Confidentiality Agreement dated May 7, 2009 (the “Confidentiality Agreement”).
          NOW, THEREFORE, in consideration of the mutual agreements contained herein and intending to be legally bound, the Parties agree as follows:
ARTICLE 1
TRANSFER OF MATERIALS
          Section 1.1 Transfer. Novavax shall transfer to Avimex amounts of the Influenza Vaccine reasonably necessary to perform the Evaluation, including the Clinical Trial (as defined in Section 1.5(a)). For purposes of this Agreement, (a) “Influenza Vaccine” shall mean: Novavax’s current monovalent intra-muscular H1N1 influenza vaccine containing a virus like particle (VLP) consisting of [* * *] as designated as pandemic by the World Health Organization (WHO) Collaborating Centers for Reference and Research on Influenza located at the Centers for Disease Control and Prevention (CDC) in Atlanta, Georgia; and (b) “Materials” shall include Influenza Vaccine, any associated know-how and data and any substance that is replicated or derived therefrom. The Materials are proprietary to Novavax. Novavax will be free, at its sole discretion, to distribute the Materials to others and to use the Materials for its own purposes anywhere in the world.
          Section 1.2 Purpose. Avimex shall use the Materials solely for the Purpose in accordance with this Agreement, and shall not use the Materials in any activities except as specifically and expressly set forth in this Agreement. Avimex agrees that nothing herein shall

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be deemed to grant any right or license, express or implied, under any Novavax patents, know-how or other proprietary rights of Novavax whatsoever.
          Section 1.3 Delivery of Materials. Novavax will deliver the Influenza Vaccine necessary to complete the Clinical Trial in a reasonable time to allow for a timely start of the Clinical Trial. Avimex shall obtain all permits and approvals from any applicable Mexican governmental entity or regulatory body necessary to import the Influenza Vaccine in Mexico. Notifications to the U.S. Food and Drug Administration by Novavax regarding export and the receipt of certain U.S. Certificates of Export may be necessary.
          Section 1.4 Payment for Influenza Vaccine.
     (a) Avimex shall pay Novavax [* * *]% of Novavax’s Production Costs for all Influenza Vaccine transferred pursuant to this Agreement for purposes of conducting the clinical trials (the “Transfer Price”). Novavax will include with each shipment of Influenza Vaccine an invoice setting forth the Transfer Price for the Influenza Vaccine in each shipment. Payment shall be due to Novavx thirty (30) days after Avimex’s receipt of the Influenza Vaccine.
     (b) Avimex shall pay Novavax [* * *] upon execution of this Agreement. Such payment is not refundable under any circumstances, but is creditable against certain payments that may be owed under the Distribution Agreement.
          Section 1.5 Evaluation; Clinical Trial; Restrictions on Transfer.
     (a) Evaluation of the Product will include a clinical trial of the Product that will be conducted in Mexico (the “Clinical Trial”). Avimex and Novavax have developed or will develop the protocol for the Clinical Trial and the final protocol will be subject to approval of Novavax. Novavax shall be the sponsor of the Clinical Trial. Avimex will continue to have authority to appear before Regulatory Authorities on behalf of Novavax in connection with the Clinical Trial and seeking Regulatory Approval, provided that Avimex is in compliance with this Agreement, and Article 4 in particular.
     (b) Avimex has obtained or will obtain all regulatory approvals and licenses from any governing body in Mexico that are required to conduct the Clinical Trial at its expense. All such approvals and licenses will be in the name of Novavax, except as otherwise provided by Novavax in writing.
     (c) Avimex will pay [* * *] for passthrough and site costs for the Clinical Trial and for out of pocket expenses related to the Clinical Trial and other development and regulatory costs, including regulatory counsel, up to a maximum [* * *]. Upon execution of this Agreement, Novavax will pay to Avimex [* * *] which shall be used by Avimex to pay for passthrough and site costs in excess of Avimex’s payment above. Upon determination to begin phase 2 of the Clinical Trial (which must be agreed to by Novavax), Novavax will pay to Avimex [* * *] which shall be used by Avimex to pay for

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passthrough and site costs in excess of the prior payments set forth above. Avimex will provide to Novavax a report reflecting all passthrough and site costs, out of pocket expenses related to the Clinical Trial and other development and regulatory costs, including regulatory counsel (totaling up to [* * *]), reflecting the payments by Avimex and Novavax under this Section 1.5(c) with supporting documentation. Novavax shall also pay for all CRO costs related to the Clinical Trial.
     (d) Subject to the prior written consent of Novavax and the prior approval of all applicable Mexican Governmental Entities, Avimex may evaluate the Material in the Territory in any facilities, by persons or entities, and under any protocols approved in advance by Novavax. Any person or entity that evaluates the Material shall be subject to a written agreement of confidentiality at least as restrictive as the provisions contained in this Agreement and the Confidentiality Agreement and shall be obligated to assign to Avimex all information and intellectual property generated in connection with any use of the Materials or activities hereunder.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES
          Section 2.1 Representations and Warranties of Each Party. As of the Effective Date, each of Avimex and Novavax hereby represents and warrants to the other Party hereto as follows:
     (a) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;
     (b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate or entity action and does not require any shareholder or owner action or approval;
     (c) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and
     (d) the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions does not and may not conflict with or result in a breach of any of the terms and provisions of or require consent or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound.
          Section 2.2 Additional Representations and Warranties of Novavax. Novavax hereby represents and warrants to Avimex as of the Effective Date that:

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     (a) Novavax has the full right, power and authority to grant the right to perform the Evaluation of the Materials granted to Avimex under this Agreement; and
     (b) By virtue of the License Agreement between Novavax and Wyeth Holdings Corporation (“Wyeth”), dated July 5, 2007, Novavax does not infringe the patents owned by Wyeth that are licensed to Novavax in such License Agreement.
          Section 2.3 Additional Representations, Warranties and Covenants of Avimex. Avimex hereby represents, warrants and, where applicable, covenants to Novavax that as of the Effective Date:
     (a) Avimex has no products currently under development or commercialization for the prevention of pandemic influenza in the Territory;
     (b) Avimex will not develop or commercialize any vaccine or other product in the Territory for pandemic influenza in humans other than as contemplated by this Agreement; and
     (c) None of Avimex or any of its Subsidiaries or any of their respective representatives has corruptly (within the meaning of Applicable Law) or otherwise illegally offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value to: (1) any government or similar official for purposes of (A) (i) influencing any act or decision of such official in his or her official capacity, (ii) inducing such official to do or omit to do any act in violation of the lawful duty of such official, or (iii) securing any improper advantage; or (B) inducing such official to use his or her influence with a governmental entity or regulatory body to affect or influence any act or decision of such governmental entity or regulatory body, in order to assist Avimex or any of its Subsidiaries in obtaining or retaining business for or with, or directing business to, any Person; (2) any political party or official thereof or any candidate for political office for purposes of (A) (i) influencing any act or decision of such party, official, or candidate in its or his or her official capacity, (ii) inducing such party, official, or candidate to do or omit to do an act in violation of the lawful duty of such party, official, or candidate, or (iii) securing any improper advantage; or (B) inducing such party, official, or candidate to use its or his or her influence with a governmental entity or regulatory body to affect or influence any act or decision of such governmental entity or regulatory body in order to assist Avimex or any of its Subsidiaries in obtaining or retaining business for or with, or directing business to, any Person; or (3) any Person, while knowing that all or a portion of such money or thing of value will be offered, given, or promised, directly or indirectly, to any official, to any political party or official thereof, or to any candidate for political office, for purposes of (A) (i) influencing any act or decision of such official, political party, party official, or candidate in his or her or its official capacity, (ii) inducing such official, political party, party official, or candidate to do or omit to do any act in violation of the lawful duty of such official, political party, party official, or candidate, or (iii) securing any improper advantage; or (B) inducing such official, political party, party official, or candidate to use

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his or her or its influence with a governmental entity or regulatory body to affect or influence any act or decision of such governmental entity or regulatory body, in order to assist Avimex or any of its Subsidiaries in obtaining or retaining business for or with, or directing business to, any Person.
          Section 2.4 Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will exist or be implied against the Party which drafted such terms and provisions.
          Section 2.5 Disclaimer. Avimex acknowledges that the Materials are experimental in nature and they are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. NOVAVAX MAKES NO REPRESENTATION OR WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHTS. THE FOREGOING WARRANTIES OF EACH PARTY ARE IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF NONINFRINGEMENT, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE ALL OF WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY PRODUCT UNDER THIS AGREEMENT WILL BE SUCCESSFUL. NOVAVAX MAKES NO REPRESENTATION THAT ANY CLINICAL TRIALS CONDUCTED HEREUNDER WILL BE SUCCESSFUL.
ARTICLE 3
MUTUAL COVENANTS
          Section 3.1 Confidentiality.
     (a) Confidential Information. Except to the extent expressly permitted by this Agreement and subject to the provisions of Section 3.1(b) and Section 3.1(c) at all times during the Term and for five years following the expiration or termination of this Agreement, each Party (a “Receiving Party”) (a) will keep completely confidential and will not publish or otherwise disclose any Confidential Information furnished to it by the other Party (a “Disclosing Party”), except to those of the Receiving Party’s employees, Affiliates, consultants or representatives who have a need to know such information (collectively, “Authorized Recipients”) to perform such Party’s obligations hereunder and (b) will not use Confidential Information of the Disclosing Party directly or indirectly for any purpose other than performing its obligations hereunder. The Receiving Party will be liable for any breach by any of its Authorized Recipients of the restrictions set forth in this Agreement. Notwithstanding the foregoing, Novavax may disclose Confidential

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Information of Avimex (i) as contemplated by Section 4.1(e) and (ii) to Third Party Licensees to the extent necessary to comply with or conduct activities under written arrangements with such Third Party Licensees provided that such arrangements include obligations of confidentiality.
     (b) Exceptions to Confidentiality. The Receiving Party’s obligations set forth in this Agreement will not extend to any Confidential Information of the Disclosing Party:
     (i) that is or hereafter becomes part of the public domain through no wrongful act, fault or negligence on the part of a Receiving Party or its Authorized Recipients;
     (ii) that is received from a Third Party without restriction and without breach of any agreement or fiduciary duty between such Third Party and the Disclosing Party;
     (iii) that the Receiving Party can demonstrate by competent evidence was already in its possession without any limitation or restriction on use or disclosure prior to its receipt from the Disclosing Party;
     (iv) that is generally made available to Third Parties by the Disclosing Party without any restriction imposed by the Disclosing Party on disclosure, whether such restriction is by contract, fiduciary duty or by operation of law; or
     (v) that the Receiving Party can demonstrate by competent evidence was independently developed by the Receiving Party without any reference to Confidential Information.
     (c) Authorized Disclosure. Each Party and its Authorized Recipients may disclose Confidential Information to the extent that such disclosure is made in response to a valid order, governmental inquiry, or request (each an “Order”) of a court of competent jurisdiction or other agency, as applicable; provided, however, that the Receiving Party must first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to quash such Order or to obtain a protective order requiring that the Confidential Information and/or documents that are the subject of such Order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the Order was issued; and provided further that if an Order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such Order will be limited to that information that is legally required to be disclosed in such response to such Order.
     (d) Notification. The Receiving Party will notify the Disclosing Party immediately, and cooperate with the Disclosing Party as the Disclosing Party may

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reasonably request, upon the Receiving Party’s discovery of any loss or compromise of the Disclosing Party’s Confidential Information.
     (e) Destruction of Confidential Information. Upon the expiration or earlier termination of this Agreement, the Receiving Party will (a) destroy all tangible embodiments of Confidential Information of the Disclosing Party, including any and all copies thereof, and those portions of any documents, memoranda, notes, studies, and analyses prepared by the Receiving Party or its Authorized Recipients that contain, incorporate, or are derived from such Confidential Information and provide written certification of such destruction to the Disclosing Party in a form reasonably acceptable to the Disclosing Party, provided that the legal department of the Receiving Party will have the right to retain one copy of any such tangible embodiments for archival purposes, provided such copy will continue to be maintained on a confidential basis subject to the terms of this Agreement, and (b) immediately cease, and will cause its Authorized Recipients to cease, use of such Confidential Information as well as any information or materials that contain, incorporate, or are derived from such Confidential Information.
     (f) Use of Name and Disclosure of Terms. Each Party will keep the existence of, the terms of, and the transactions covered by this Agreement confidential and will not disclose such information to any other Person through a press release or otherwise, or mention or otherwise use the name, insignia, symbol, trademark, trade name, or logotype of the other Party or its Affiliates in any manner without the prior written consent of the other Party in each instance (which will not be unreasonably withheld). The restrictions imposed by this Section 3.1(f) will not prohibit either Party from making any disclosure that is required by Applicable Law, rule, or regulation or the requirements of a national securities exchange or another similar regulatory body including disclosing such information in any clinical trial database maintained by or on behalf of a Party. Further, the restrictions imposed on each Party under this Section 3.1(f) are not intended, and will not be construed, to prohibit a Party from identifying the other Party in its internal business communications, provided that any Confidential Information in such communications remains subject to this Section 3.1(f).
     (g) Remedies. The Parties acknowledge and agree that the restrictions set forth in this Section 3.1 are reasonable and necessary to protect the legitimate interests of the Parties and that neither Party would have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of this Section 3.1 will result in irreparable injury to the other Party for which there will be no adequate remedy at law. Notwithstanding the arbitration provisions set forth in Section 9.1(c), in the event of a breach or threatened breach of any provision of Section 3.1 by a Party, the other Party will be authorized and entitled to obtain from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights will be cumulative and in addition to any other rights or remedies to which such Party may be entitled in law or equity. The breaching Party

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agrees to waive any requirement that the non-breaching Party (i) post a bond or other security as a condition for obtaining any such relief and (ii) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 3.1(g) is intended, or will be construed, to limit the Parties’ rights to equitable relief or any other remedy for a breach of any provision of this Agreement.
          Section 3.2 Compliance with Law. Each Party hereby covenants and agrees to comply with all Applicable Laws applicable to its activities connected with the development of the Influenza Vaccine. Without limiting the generality of the foregoing:
     (a) Patient Information . Each Party agrees to abide by all laws, rules, regulations, and orders of all applicable supranational, national, federal, state, provincial, and local governmental entities concerning the confidentiality or protection of patient identifiable information and/or patients’ protected health information, as defined by any other applicable legislation in the course of their performance under this Agreement.
     (b) Debarment. Each Party agrees that it will not use, in any capacity, in connection with any of its obligations to be performed under this Agreement any individual who has been debarred under the FD&C Act or the Generic Drug Enforcement Act or analogous law.
          Section 3.3 Nonsolicitation of Employees. During the Term of this Agreement and for a period of one year thereafter, each Party agrees that neither it nor any of its Affiliates will recruit, solicit or induce any employee of the other Party that is involved in the activities conducted pursuant to this Agreement to terminate his or her employment with such other Party and become employed by or consult for such other Party, whether or not such employee is a full-time employee of such other Party, and whether or not such employment is pursuant to a written agreement or is at-will. For purposes of the foregoing, “recruit”, “solicit” or “induce” does not include (a) circumstances where an employee of one Party initiates contact with the other Party or any of is Affiliates with regard to possible employment, or (b) general solicitations of employment not specifically targeted at employees of a Party or any of its Affiliates, including responses to general advertisements. In addition, during the Term of this Agreement and for a period of one year thereafter, neither Party may hire or employ any such employee of the other Party (including personnel who were employees of such other Party within a period of one year or less from the date of the proposed hiring or employment) without the prior written consent of such other Party, unless such other Party had previously terminated the employment of such former employee.
ARTICLE 4
REGULATORY APPROVAL
          Section 4.1 Regulatory Matters.

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     (a) Responsibility For Regulatory Interactions. Regulatory strategy for the Influenza Vaccine and all decision-making with respect thereto will be discussed by the Parties and approved by Novavax. Avimex will use Commercially Reasonable Efforts to obtain in a timely manner Regulatory Approvals in the name of Novavax with respect to the Influenza Vaccine. Avimex will be primarily responsible for conducting all activities relating to obtaining Regulatory Approvals in the Territory, including without limitation, preparing and submitting Regulatory Submissions and attending meetings with Regulatory Authorities; provided that Novavax may prepare filings or portions of the filings for review of Avimex if Novavax so chooses and, in any event, Novavax will be included in the process of preparing Regulatory Submissions and the contents of all Regulatory Submissions shall be subject to Novavax approval, all as set forth in Section 4.1(b). Novavax will own all right, title, and interest in, and shall be the entity named in, all Regulatory Submissions for the Influenza Vaccine in the Territory. The costs incurred in carrying out the responsibilities pursuant to this Section 4.1(a) will be born by Avimex.
     (b) Review of Regulatory Submissions.
     (i) Avimex will provide Novavax with advance copies of any substantive Regulatory Submissions made by Avimex in the Territory reasonably in advance of submission to a Regulatory Authority (and in any event no less than 10 days in advance) and will provide Novavax a meaningful opportunity to comment or to make suggestions, and Avimex will not unreasonably reject comments or suggestions from Novavax. Avimex acknowledges that Novavax may share such Regulatory Submissions with Third Party Licensees and seek input from same. Avimex will not submit any Regulatory Submissions in any Territory unless Avimex has complied with this Section 4.1(b)(i) with respect to such Regulatory Submissions and has received written consent of Novavax to such Regulatory Submissions.
     (ii) Novavax will keep Avimex reasonably informed as to the clinical development of the Influenza Vaccine outside of the Territory. In the event that any clinical trial results are not satisfactory and therefore would not support Regulatory Approval in the Territory, then Avimex and Novavax will discuss and agree whether clinical development should continue in the Territory and/or whether any clinical development plans should be amended or terminated.
     (c) Trademarks. Subject to Novavax’s prior written approval, Avimex shall develop, apply for, maintain and own one or more unique trademarks for the sale of Influenza Vaccine by Avimex in the Territory (each a “Trademark”). Trademarks may be submitted with the Regulatory Submissions as required by the applicable Regulatory Authority. Unless otherwise agreed in writing, Trademarks shall be owned by Avimex and will remain Avimex’s property at all times. No license, either express or implied, is granted to the Trademarks by virtue of this Agreement to Novavax or any other third party.

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     (d) Regulatory Cooperation.
     (i) Novavax will either provide Avimex with reasonable assistance in compiling Regulatory Submissions by providing any information, including but not limited to, reports, summaries and overviews relating to development or manufacturing of the Influenza Vaccine Product by Novavax or Novavax will compile such information to be included in such Regulatory Submission.
     (ii) Novavax will use Commercially Reasonable Efforts under any arrangement with Third Party Licensees to seek to have such Third Party Licensee provide to Avimex the same information relating to development or manufacturing of the Influenza Vaccine by the Third Party Licensee or its Affiliates as that described in Section 4.1(d)(i), provided, however, that Novavax will have no liability to Avimex for any failure to cause such Third Party to provide Avimex with such information, so long as Novavax has used the reasonable efforts described above.
     (iii) Avimex will keep Novavax reasonably informed regarding the status and progress of development activity, including without limitation, providing such Novavax with: (i) advance notice of all meetings scheduled with a Regulatory Authority (including notice within 24 hours of a request for a meeting received from a Regulatory Authority) related to the Influenza Vaccine; (ii) a copy of all substantive written correspondence from a Regulatory Authority involving a Regulatory Submission; and (iii) notice of all oral substantive correspondence from a Regulatory Authority involving a Regulatory Submission. Avimex will provide Novavax with an agenda and an invitation to attend substantive meetings with a Regulatory Authority involving a Regulatory Submission. Furthermore, the Parties will agree in advance on all substantive written communications with and, to the extent permitted by Applicable Law, will both have the right to participate in all meetings and oral communications with Regulatory Authorities. Avimex acknowledges that Novavax may share such written communications, notices and agendas with Third Party Licensees and seek input from same.
     (e) Clinical Trial Data. All clinical trial data being developed during the Evaluation and any other clinical trial data being developed by or on behalf of Novavax from the Influenza Vaccine, shall be maintained by a clinical resource organization or statistical analyst chosen by Novavax (and reasonably acceptable to Avimex) (the “Data CRO”). The Data CRO may merge all data into one master database as may be appropriate. Avimex will have free access to all data held by the Data CRO resulting from clinical trials conducted by Avimex under this Agreement. Novavax shall provide Avimex, within a reasonable amount of time after any Avimex request, with access to clinical trial data developed by or on behalf of Novavax related to the Influenza Vaccine. The use of the clinical trial data generated during the Evaluation is set forth in Section 5.3.

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     (f) Adverse Events. Within 60 days after the Effective Date, the Parties will enter into a pharmacovigilance agreement, which upon such execution will be attached as Exhibit A hereto and hereby incorporated into this Agreement by reference (the “Pharmacovigilance Agreement”). The Parties will comply with the provisions of such agreement. The Parties acknowledge and agree that Novavax maintains and will be the recognized holder of a global safety database for adverse event reports related to the Influenza Vaccine received by either Party. Novavax will cooperate with Avimex to the extent Avimex requests access to such global safety database. Except as otherwise provided in the Pharmacovigilance Agreement or as agreed to by the Parties, Novavax, or its designee, will be responsible for responding to all safety inquiries regarding the Influenza Vaccine.
ARTICLE 5
OPTION
          Section 5.1 Grant of Option. Novavax hereby grants, on the terms and conditions hereof, an irrevocable right and option to Avimex during the Term of this Agreement (the “Option”) to enter into the non-exclusive Distribution Agreement in the form attached hereto as Exhibit A (the “Distribution Agreement”).
          Section 5.2 Exercise of Option.
     (a) Voluntary Exercise of Option. So long as Avimex is in compliance with the terms of this Agreement, Avimex shall have the right, in its sole and absolute discretion, to exercise the Option at any time during the Term of this Agreement by sending a written notice to Novavax, indicating a final decision to exercise the Option (“Positive Decision Notice” or the “Option Exercise”).
     (b) Immediate Decision on Exercise of Option Upon Regulatory Approval. Within 7 calendar days of receipt of Regulatory Approval, if received during the Term, Avimex shall notify Novavax in writing whether Avimex is exercising the Option at that time. If Avimex notifies Novavax in writing that it is not exercising the Option at that time, or if Avimex does not provide any written notice to Novavax within the 7 day period, then Novavax may enter into arrangements with one or more third parties to sell Influenza Vaccine in the Territory, using the clinical trial data as described in Section 5.3, [* * *].
          Section 5.3 Effect of Option Exercise or Option Termination Unexercised; Use of Clinical Trial Data.
     (a) If the Option is exercised, and during the term of the Distribution Agreement, (i) the results (including all data) of the clinical trials conducted in the Evaluation may be used in the Territory exclusively by Avimex; and Novavax may use such results in any Regulatory Submission with any governmental or health authorities in

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any country or with any international organization anywhere in the world, except in the Territory; provided, however, if submission of the results to a regulatory authority is required by Law, regulation or that Regulatory Authority (as reasonably determined by the parties together when not clear), then Novavax may submit such results, and (ii) Novavax will not authorize any Third Party to distribute Influenza Vaccine in the Territory under the sanitary registration obtained in the name of Novavax under this Agreement with the assistance of Avimex; provided that Novavax may authorize and cooperate with a Third Party in seeking a separate sanitary registration for selling Influenza Vaccine in the Territory as long as such application does not make use of the results as provided in (i).
     (b) If Avimex does not exercise the Option during the 7 day period set forth in Section 5.2(b), or fails to provide any notice in such 7 day period, the Option terminates unexercised under Section 5.5, this Agreement is terminated by Novavax under Sections 7.2(a), (b) or (c) or by Avimex under Section 7.2(d), or the Distribution Agreement terminates at the election of Avimex or due to an uncured breach of Avimex, Novavax may, or may authorize Third Parties to, (i) use the results (including all data) of the clinical trials conducted in the Evaluation anywhere in the world without exception and/or (ii) distribute and sell Influenza Vaccine in the Territory under the sanitary registration obtained in the name of Novavax under this Agreement with the assistance of Avimex.
          Section 5.4 Execution of Distribution Agreement. The parties agree to execute the Distribution Agreement in the form attached hereto as Exhibit A upon the next business day following the date on which the option is exercised exercised under Section 5.2.
          Section 5.5 Termination of Option; Potential Payment by Novavax.
     (a) The Option shall terminate, if not yet exercised, upon expiration of the Term or as provided in Article 7 upon early termination of this Agreement under Article 7.
     (b) The Option shall terminate if Novavax desires to submit the Regulatory Submissions to seek Regulatory Approval and Avimex declines to cooperate or participate in such submission.
     (c) If (i) the Option terminates under Section 5.5(b), or Avimex does not exercise the Option during the 7 day period set forth in Section 5.2(b), or fails to provide any notice in such 7 day period, and (ii) Novavax enters into a distribution arrangement with another company based in Mexico, and (iii) such distributor sells at least [* * *] doses of Influenza Vaccine in Mexico, then Novavax shall pay to Avimex [* * *].
ARTICLE 6
RIGHT OF FIRST NEGOTIATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
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EXCHANGE COMMISSION.
          Section 6.1 Grant of Right of Negotiation. Subject to the commitment to enter into a Collaboration and License Agreement between Novavax and Laboratories Farmaceuticos Rovi, S.A., based on the executed Head of Terms dated June 29, 2009, a redacted copy of which has been provided to Avimex, and further subject to exercise of the Option and Regulatory Approval, Novavax hereby agrees to negotiate, in good faith and on a non-exclusive basis, with Avimex for certain non-exclusive distribution rights to (i) Novavax’s seasonal human influenza vaccine (“Seasonal Vaccine”) in the Territory and (ii) the Influenza Vaccine and Seasonal Vaccine in the Latin American countries that are listed on Exhibit C. Such negotiations shall commence within three (3) months of the Option Exercise and continue for no more than thirty (30) days.
ARTICLE 7
TERM AND TERMINATION
          Section 7.1 Term. The term of this Agreement will commence on the Effective Date and, unless earlier terminated as provided in this Article 7, will continue in full force and effect until December 31, 2009 (the “Term”), unless the Option is exercised or deemed exercised, in which case, the Term ends December 31, 2010.
          Section 7.2 Termination for Cause.
     (a) Termination for Material Breach. This Agreement may be terminated effective immediately by written notice by a Party at any time during the Term if the other Party materially breaches this Agreement, which breach remains uncured for 30 days measured from the date written notice of such breach is given to the breaching Party. Such notice must specify the nature of the breach and demand its cure; provided, however, that if such breach is not capable of being cured within the stated period and the breaching Party uses Commercially Reasonable Efforts to cure such breach during such period and presents a mutually agreeable remediation plan for such breach, this Agreement will not terminate and the cure period will be extended for such period provided in the remediation plan as long as the breaching party continues to use Commercially Reasonable Efforts to pursue the cure as provided in such remediation plan. Notwithstanding anything to the contrary set forth in this Agreement, but subject to the limitations set forth in Section 8.6, termination will not be deemed to relieve a defaulting Party from any liability arising from such default.
     (b) Violation of Law. This Agreement may be terminated by Novavax on giving 15 days’ written notice to Avimex, which will be effective on the expiration date of such 15 day period in the event that the Avimex or any of its Affiliates are convicted of a felony for violating, or a final, non-appealable order is issued by a court of competent jurisdiction finding that Avimex or any of its Affiliates violated, any Applicable Laws, the Federal Foreign Corrupt Practices Act (or analogous law) or any securities laws or regulations (collectively, the “Relevant Laws”), which are of such a nature that such violation of such Relevant Laws would prevent or substantially diminish

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either Party from performing or having the ability to perform its obligations pursuant to this Agreement. Such notice of termination must be given within 15 days of Novavax becoming aware of the circumstances described in this Section 7.2(b).
     (c) Bankruptcy. This Agreement may be terminated by written notice by either Party at any time during the Term of this Agreement if the other Party will file in any court or agency, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party will be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within 60 days after the filing thereof, or if the other Party proposes or is a Party to any dissolution or liquidation, or if the other Party makes an assignment for the benefit of its creditors.
     (d) Termination for Convenience. Prior to its expiration, this Agreement may be terminated in its entirety at any time by Avimex effective upon at least 30 days prior written notice to Novavax for any reason. If Avimex terminates under this Section 7.2(d), Avimex will provide all assistance reasonably requested by Novavax for at least 90 days after the effective date of such termination to provide such assistance as may be reasonably useful or necessary for Novavax to continue with the development and testing of the Influenza Vaccine; provided that Novavax is responsible for expenses after termination. Notwithstanding the foregoing sentence, Avimex will not be required to undertake any development activities after providing notice of termination under this Section 7.2(d) for a material safety issue but will provide assistance in identifying, further characterizing and fully documenting such issue.
          Section 7.3 Effects of Termination.
     (a) Effects of Termination by Novavax. If this Agreement is terminated by Novavax under Section 7.2(a), Section 7.2(b) or Section 7.2(c), or if Avimex terminates under Section 7.2(d), then the following provisions will be effective upon such termination:
     (i) Avimex will furnish Novavax with reasonable cooperation to assure a smooth transition of any clinical or other studies in progress related to the Influenza Vaccine which Novavax determines to continue in compliance with Applicable Laws and ethical guidelines applicable to the transfer or termination of any such studies; provided that Novavax is responsible for expenses after termination. In addition, Avimex will transfer to Novavax all data and information related to the Influenza Vaccine generated or held by or on behalf of Avimex and will return all Novavax Confidential Information to Novavax;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
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     (ii) Until termination is effective, Avimex will continue to perform its obligations hereunder, except with respect to activities that Novavax elects to discontinue; and
     (iii) The Option shall terminate.
     (b) Effects of Termination by Avimex. If this Agreement is terminated by Avimex pursuant to Section 7.2(a), Section 7.2(b) or Section 7.2(c), then until termination is effective, Novavax will continue to perform its obligations hereunder, except with respect to activities that Avimex elects to discontinue.
          Section 7.4 Survival of Certain Obligations. Expiration or termination of this Agreement will not relieve the Parties of any obligation accruing before such expiration or termination. The provisions of this Agreement that must, by their nature, survive expiration or termination of this Agreement to give effect to their intent, will so survive, including without limitation Article 3, Article 7, Article 8, or Article 9. Any expiration or early termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination.
ARTICLE 8
PRODUCT LIABILITY, INDEMNIFICATION, AND INSURANCE
          Section 8.1 Indemnification by Novavax. Novavax will indemnify, defend and hold harmless Avimex, its Affiliates, and each of its and their respective employees, officers, directors and agents (each, an “Avimex Indemnified Party”) from and against any and all losses, damages, liabilities, settlements, penalties, fines, and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Liability”) that the Avimex Indemnified Party may be required to pay to one or more Third Parties to the extent resulting from or arising out of:
     (a) any Novavax representation or warranty set forth in this Agreement being untrue in any material respect when made or any material breach by Novavax of any of its covenants or obligations hereunder;
     (b) gross negligence or willful misconduct of Novavax; or
     (c) except, in each case, to the extent caused by the gross negligence or willful misconduct of Avimex or any Avimex Indemnified Party, or by breach of this Agreement by Avimex.
          Section 8.2 Indemnification by Avimex. Avimex will indemnify, defend and hold harmless Novavax, its Affiliates, Sublicensees, distributors and each of its and their respective employees, officers, directors and agents (each, a “Novavax Indemnified Party”) from

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and against any and all Liabilities that the Novavax Indemnified Party may be required to pay to one or more Third Parties to the extent resulting from or arising out of:
     (a) any Avimex representation or warranty set forth in this Agreement being untrue in any material respect when made or a material breach by Avimex of any of its covenants or obligations hereunder;
     (b) gross negligence or willful misconduct of Avimex; or
     (c) except in each case, to the extent caused by the gross negligence or willful misconduct of Novavax or any Novavax Indemnified Party, or by breach of this Agreement by Novavax.
          Section 8.3 Product Liability Claims. Notwithstanding anything to the contrary contained in Article 8 of this Agreement, the Parties intend for the customer(s) of all Product to provide indemnification to Avimex and Novavax for any product liability claim that may arise from the sale or use of Product. Avimex shall use its best efforts to obtain covenants of indemnification for all such product liability claims, but shall not be responsible for product liability claims by virtue of its inability to obtain such indemnification despite its best efforts.
          Section 8.4 Procedure. Each Party will notify the other in the event it becomes aware of a claim for which indemnification may be sought hereunder or for which Liability is shared pursuant to this Article 8. In case any proceeding (including any governmental investigation) is instituted involving any Party in respect of which indemnity may be sought pursuant to this Article 8, such Party (the “Indemnified Party”) will promptly notify the other Party (the “Indemnifying Party”) in writing and the Indemnifying Party and Indemnified Party will meet to discuss how to respond to any claims that are the subject matter of such proceeding. The Indemnifying Party, upon request of the Indemnified Party, will retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and will pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, the Indemnified Party will have the right to retain its own counsel, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party will have mutually agreed to the retention of such counsel and payment of fees and expenses or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. All such fees and expenses incurred pursuant to Section 8.1 or Section 8.2 will be reimbursed as they are incurred. The Indemnifying Party will not be liable for any settlement of any proceeding unless effected with its written consent. The Indemnifying Party will not, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which the Indemnified Party is, or arising out of the same set of facts could have been, a party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability on claims to which the indemnity relates that are the subject matter of such proceeding.

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          Section 8.5 Insurance. Each Party shall obtain and maintain, during the Term of this Agreement, commercial general liability insurance, including but not limited to products liability and clinical insurance, with reputable and financially secure insurance carriers to cover its indemnification obligations under Section 8.1 or Section 8.2, as applicable, or self-insurance, with limits of not less than 5 million U.S. dollars per occurrence and 10 million U.S. dollars in the aggregate. Each Party shall list the other Party as an additional insured party on the insurance policies described in this Section 8.5.
          Section 8.6 Liability Limitations. NOTWITHSTANDING THE FOREGOING, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT THE DAMAGES RESULT FROM A PARTY’S WILLFUL MISCONDUCT OR ARISE FROM A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS Article 8.
ARTICLE 9
MISCELLANEOUS.
          Section 9.1 Governing Law; Jurisdiction; Dispute Resolution.
     (a) Governing Law. The interpretation and construction of this Agreement will be governed by the laws of the State of Maryland and the United States of America, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.
     (b) Dispute Resolution. In the event of a dispute arising out of or relating to this Agreement, either Party will provide written notice of the dispute to the other, in which event the dispute will be referred to the executive officers designated below or their successors, for attempted resolution by good faith negotiations within 15 days after such notice is received. The initial designated officers (“Initial Officers”) are initially as follows:

For Novavax:	Its Chief Executive Officer
For Avimex:	Its General Director
          If the Initial Officers are unable to resolve the dispute within 10 days, the matter shall be referred to the following:

For Novavax:	Its Chairman of the Board
For Avimex:	Its Chairman of the Board

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In the event the Chairmen of the Boards do not resolve such dispute within 5 days of the dispute being elevated to their review, either Party may, after the expiration of the 15 day period from receipt of the notice, seek to resolve the dispute through arbitration in accordance with Section 9.1(c).
          (c) Arbitration.
     (i) Arbitration Claims. Any claim, dispute, or controversy of whatever nature arising between the Parties out of or relating to this Agreement that is not resolved under Section 9.1(b) within the required 15 day time period, including without limitation, any action or claim based on tort, contract, or statute (including any claims of breach or violation of statutory or common law protections from discrimination, harassment and hostile working environment), or concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement (“Arbitration Claim”), will be resolved by final and binding arbitration before a single expert with relevant industry experience selected by the Parties or, if the Parties cannot agree within ten (10) days, a panel of three experts with relevant industry experience (each, an “Arbitrator”). The panel of three Arbitrators shall be appointed in accordance with the Rules of Arbitration of the International Chamber of Commerce. The Arbitration will be administered under the Rules of Arbitration of the International Chamber of Commerce (the “Administrator”). The arbitration will be held in Mexico City, Mexico and conducted in English. The Arbitrators will be instructed by the Parties to complete the arbitration within 60 days after selection of the final Arbitrator.
     (ii) Arbitrators’ Award. The Arbitrators will, within 15 calendar days after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. The decision or award rendered by the Arbitrators will be final and non-appealable, and judgment may be entered upon it in accordance with applicable law in any court of competent jurisdiction. The Arbitrators will be authorized to award compensatory damages, but will NOT be authorized (i) to award non-economic damages, such as for emotional distress, pain and suffering or loss of consortium, (ii) to award punitive damages, or (iii) to reform, modify or materially change this Agreement or any other agreements contemplated hereunder; provided, however, that the damage limitations described in parts (i) and (ii) of this sentence will not apply if such damages are statutorily imposed.
     (iii) Costs. Each Party will bear its own attorney’s fees, costs, and disbursements arising out of the arbitration and the costs of the arbitrator selected by it, and will pay an equal share of the fees and costs of the third arbitrator; provided, however, the Arbitrators will be authorized to determine whether a party is the prevailing party, and if so, to award to that prevailing party

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reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of the Administrator and the Arbitrators.
     (iv) Compliance with this Agreement. Unless the Parties otherwise agree in writing, during the period of time that any arbitration proceeding is pending under this Agreement, the Parties will continue to comply with all those terms and provisions of this Agreement that are not the subject of the pending arbitration proceeding.
     (v) Injunctive or Other Equity Relief. Nothing contained in this Agreement will deny any Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing arbitration proceeding.
          Section 9.2 Definitions. Capitalized terms not defined herein shall have the meaning set forth below:
     (a) “Affiliate” means, with respect to a Person, any Person that controls, is controlled by, or is under common control with such first Person. For purposes of this definition only, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) to own, directly or indirectly, more than 50% of the outstanding voting securities or other ownership interests of such Person.
     (b) “Applicable Law” means all applicable statutes, ordinances, regulations, rules, or orders of any kind whatsoever of any Regulatory Authority, as amended from time to time in the Territory, and, if applicable, under the laws of the United States.
     (c) “Change of Control” means any of the following: (i) the sale or disposition of all or substantially all of the assets of a Party to a Third Party, (ii) the acquisition by a Third Party or any group of Persons acting in concert, other than an employee benefit plan (or related trust) sponsored or maintained by a Party or any of its Affiliates, of more than 50% of such Party’s outstanding shares of voting capital stock (e.g., capital stock entitled to vote generally for the election of directors), (iii) the appointment or election to the board of directors of a Party of members constituting a majority of such board who were not appointed, approved or recommended for election by the board of directors as constituted immediately prior to the appointment or election of such majority, or (iv) the merger or consolidation of a Party with or into another corporation or entity, other than, in the case of (ii) or (iii), an acquisition or a merger or consolidation of a Party in which holders of shares of such Party’s voting capital stock immediately prior to the acquisition, merger or consolidation have at least 50% of the ownership of voting capital stock of the

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acquiring Third Party or the surviving entity in such merger or consolidation, as the case may be, immediately after the merger or consolidation. Notwithstanding the foregoing, a Change of Control will not be deemed to occur on account of the acquisition of securities of a Party by an institutional investor, or Affiliate thereof, that acquires a Party’s securities in a transaction or series of related transactions as a passive investment which does not affect the management of such Party, or a sale of assets, merger or other transaction effected exclusively for the purpose of changing the corporate domicile of a Party.
     (d) “Commercially Reasonable Efforts” means those efforts and resources normally used by a Third Party similarly situated to a Party hereunder for a product or compound owned by such Third Party or to which such Third Party has rights of the type such Party has hereunder, taking into account, without limitation, issues of safety and efficacy, product profile, the proprietary position of the product or compound, the regulatory environment and status of the compound, and other relevant scientific factors, market conditions then prevailing, including the competitive environment, profitability, the extent of market exclusivity, the cost to develop the compound or product, health economic claims, and other similar factors reasonably determined by the Third Party to be relevant. Without limiting the foregoing, Commercially Reasonable Efforts as it applies to the development the Influenza Vaccine hereunder means adherence to the activities and time lines (to the extent adherence to such activities and time lines is controllable by the Party responsible for performing such activities) set forth in the protocols, as may be amended from time to time based on the results of studies conducted with the Materials, as may be amended from time to time, and regulatory factors.
     (e) “Confidential Information” means, with respect to a Party, all information (and all tangible and intangible embodiments thereof), which is Controlled by such Party, is disclosed by such Party to the other Party pursuant to this Agreement, and is designated as confidential in writing by the disclosing Party whether by letter or by use of an appropriate stamp or legend, prior to, at the time or promptly after any such information is disclosed by the disclosing Party to the other Party. In addition, any information which is orally, electronically or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, will constitute Confidential Information if the disclosing Party, within 30 days after such disclosure, delivers to the receiving Party a written document or documents describing the information disclosed and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the Person(s) to whom such disclosure was made.
     (f) “Control” or “Controlled” means, with respect to any intellectual property right of a Party, that the Party or its Affiliate owns or has a license to such intellectual property right and has the ability to grant access, a license, or a sublicense to such intellectual property right to the other Party as provided in this Agreement without violating an agreement with or other rights of any Third Party.

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     (g) “Person” means any individual, corporation, company, limited liability company, partnership, limited liability partnership, trust, estate, proprietorship, joint venture, association, organization, or entity.
     (h) “Production Costs” means the fully loaded cost of all raw materials, consumables and supplies, labor, and production time.
     (i) “Regulatory Approval” means the approval and market authorization of a Regulatory Authority in a country necessary to develop, manufacture, or commercialize, including pricing and reimbursement approval where required, the Influenza Vaccine in the Territory.
     (j) “Regulatory Authority” means any international (e.g., EMEA), national, regional, state, or local regulatory agency, department, bureau, commission, council, or other governmental entity in the Territory involved in the granting of Regulatory Approval for the Influenza Vaccine in the Territory.
     (k) “Regulatory Submission” means applications for obtaining Regulatory Approval and registration, notification, and other submissions made to or with a Regulatory Authority that are necessary or reasonably desirable to develop, manufacture, or commercialize the Influenza Vaccine in the Territory, whether obtained before or after Regulatory Approval in the Territory. Regulatory Submissions include, without limitation, investigative new drug applications and NDAs, and amendments and supplements to any of the foregoing and their foreign counterparts, applications for pricing and reimbursement approvals, and all proposed labels, labeling, package inserts, monographs, and packaging for the Influenza Vaccine in the Territory.
     (l) “Third Party” means any Person other than Novavax, Avimex and their respective Affiliates.
     (m) “Third Party Licensee” means a Third Party to whom Novavax has licensed any rights to the Influenza Vaccine in any country outside the Territory.
          Section 9.3 Force Majeure. No liability will result from, and no right to terminate will arise, in whole or in part, based upon any delay in performance or non-performance, in whole or in part, by either of the Parties to this Agreement to the extent that such delay or non-performance is caused by an event of Force Majeure. “Force Majeure” means an event that is beyond the reasonable control of a non-performing Party (the “Force Majeure Party”), including an act of God, act of the other Party, war, riot, civil commotion, terrorist act, malicious damage, epidemic, quarantine, fire, flood, storm, natural disaster or compliance with any law or governmental order, rule, regulation or direction, whether or not it is later held to be invalid or inapplicable. The Force Majeure Party will within ten days of the occurrence of the Force Majeure event, give written notice to the other Party stating the nature of the Force Majeure event, its anticipated duration and any action being taken to avoid or minimize its effect. Any suspension of performance will be of no greater scope and of no longer duration than is

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reasonably required and the Force Majeure Party will use reasonable effort to remedy its inability to perform; provided, however, if the suspension of performance continues or is anticipated to continue for 30 days after the date of the occurrence, the unaffected Party will have the right but not the obligation to perform on behalf of the Force Majeure Party for a period of such Force Majeure and such additional period as may be reasonably required to assure a smooth and uninterrupted transition of such activities. If such failure to perform would constitute a material breach of this Agreement in the absence of such event of Force Majeure, and continues for six months from the date of the occurrence and the Parties are not able to agree on appropriate amendments within such period, such other Party will have the right, notwithstanding the first sentence of this Section 9.3, to terminate this Agreement immediately by written notice to the Force Majeure Party, in which case neither Party will have any liability to the other except for those rights and liabilities that accrued prior to the date of termination and the consequences of termination pursuant to Section 7.3(a) or Section 7.3(b), as applicable, as if such termination was a termination as to which such consequences applied.
          Section 9.4 Additional Approvals. Avimex and Novavax will cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby. Neither Party will be required, however, to divest or out-license products or assets or materially change its business if doing so is a condition of obtaining any governmental approvals of the transactions contemplated by this Agreement.
          Section 9.5 Waiver and Non-Exclusion of Remedies. A Party’s failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy will not constitute a waiver of that provision, right or remedy or prevent such Party from enforcing any or all provisions of this Agreement and exercising any rights or remedies. To be effective any waiver must be in writing. The rights and remedies provided in this Agreement are cumulative and do not exclude any other right or remedy provided by law or otherwise available except as expressly set forth in this Agreement.
          Section 9.6 Notices.
     (a) Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement must be in writing, must refer specifically to this Agreement and will be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 9.6(b) or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 9.6(a). Such Notice will be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second business day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. This Section 9.6(a) is not

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intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.
          (b) Address for Notice.

For Novavax:

Novavax, Inc.
9920 Belward Campus Drive
Rockville, MD 20850
United States
Fax:	240-268-2148
Attn:	Senior Vice President, International and Government Alliances

With a copy to:

Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103
Fax:	215-864-9073
Attn:	Jennifer Miller

For Avimex:

Laboratorio Avi-Mex S.A. de C.V.
Maiz #18. Col. Granjas Esmeralda CP 09810
Mexico City, Mexico
Fax:	(55) 54450462
Attn:	Bernardo Lozano Dubernard, General Director
          Section 9.7 Entire Agreement. This Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior agreements, whether written or oral, with respect to the subject matter of this Agreement. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in this Agreement. Nothing in this Agreement is intended to limit or exclude any liability for fraud. All Exhibits or Schedules referred to in this Agreement are intended to be and are hereby specifically incorporated into and made a part of this Agreement. In the event of any inconsistency between any such Exhibits or Schedules and this Agreement, the terms of this Agreement will govern.
          Section 9.8 Amendment. Any amendment or modification of this Agreement must be in writing and signed by authorized representatives of both Parties.

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          Section 9.9 Assignment. Avimex may not assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law, via a Change in Control, or otherwise, without the prior written consent of Novavax which can be given or withheld in Novavax’s discretion. Novavax may not assign its rights or delegate its obligations under this Agreement, in whole or in part, without the consent of Avimex, provided, however, that this Agreement may be assigned by Novavax in connection with a Change in Control.
          Section 9.10 No Benefit to Others. The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they will not be construed as conferring any rights in any other persons except as otherwise expressly provided in this Agreement.
          Section 9.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original and all of which taken together will be deemed to constitute one and the same instrument. An executed signature page of this Agreement delivered by facsimile transmission will be as effective as an original executed signature page.
          Section 9.12 Severability. To the fullest extent permitted by applicable law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect. If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then such provision will be given no effect by the Parties and will not form part of this Agreement. To the fullest extent permitted by applicable law and if the rights or obligations of any Party will not be materially and adversely affected, all other provisions of this Agreement will remain in full force and effect and the Parties will use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with applicable law and achieves, as nearly as possible, the original intention of the Parties.
          Section 9.13 Further Assurance. Each Party will perform all further acts and things and execute and deliver such further documents as may be necessary or as the other Party may reasonably require to implement or give effect to this Agreement.
          Section 9.14 Publicity. It is understood that the Parties will issue a press release announcing the execution of this Agreement in such form as the Parties mutually agree. The Parties will consult with each other reasonably and in good faith with respect to the text and timing of any subsequent press releases relating to this Agreement or the activity hereunder prior to the issuance thereof, provided that a Party may not unreasonably withhold consent to such releases, and that either Party may issue such press releases as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure or which are consistent with information disclosed in prior releases properly made hereunder.
          Section 9.15 Relationship of the Parties. The status of a Party under this Agreement will be that of an independent contractor. Nothing contained in this Agreement will

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be construed as creating a partnership, joint venture, or agency relationship between the Parties or, except as otherwise expressly provided in this Agreement, as granting either Party the authority to bind or contract any obligation in the name of or on the account of the other Party or to make any statements, representations, warranties, or commitments on behalf of the other Party. All Persons employed by a Party or any of its Affiliates are employees of such Party or its Affiliates and not of the other Party or such other Party’s Affiliates and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party or its Affiliates, as applicable.

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     IN WITNESS WHEREOF, duty authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

NOVAVAX, INC.			Laboratorio Avi-mex, S.A. de C.V.

By:	/s/ Rahul Singhvi		By:	/s/ Bernard Lozano

	Name:	Rahul Singhvi		Name:	Bernard Lozano
	Title:	President and CEO		Title:	General Director

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Exhibit A
Form of Distribution Agreement

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DISTRIBUTION AGREEMENT
     THIS DISTRIBUTION AGREEMENT (this “Agreement”) dated                      ___, 20__ (the “Effective Date”), is entered into by and between Novavax, Inc., a corporation organized under the laws of Delaware, United States (the “Supplier”), and Laboratorio Avi-Mex, S.A. de C.V., a private company organized under the federal laws of Mexico (the “Distributor”). Each of Supplier and Distributor may be collectively referred to as the “Parties” and each individually as a “Party”.
WITNESSETH:
     WHEREAS, Supplier is a manufacturer of the Product (as defined herein), and desires that Product be sold to customers in the Territory (as defined herein);
     WHEREAS, Supplier and Distributor are parties to that certain Materials Transfer Agreement dated October 19, 2009 (the “Materials Transfer Agreement”), pursuant to which Distributor was granted an option to enter into this Agreement, which option was exercised on                      ___, 20__;
     WHEREAS, Distributor desires to purchase Product for resale to its customers in the Territory and to otherwise act as a sales representative for Product in the Territory; and
     WHEREAS, Supplier desires that Distributor act in such capacities in the Territory.
     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and intending to be legally bound, the parties hereby agree as follows.
ARTICLE 1
DEFINITIONS
     Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below.
     “Affiliate” means any corporation, firm, partnership, or other entity, whether de jure or de facto, that directly or indirectly controls, is controlled by or is under common control with a party to this Agreement.
     “Change of Control” means any of the following: (i) the sale or disposition of all or substantially all of the assets of a Party to a Third Party, (ii) the acquisition by a Third Party or any group of Persons acting in concert, other than an employee benefit plan (or related trust) sponsored or maintained by a Party or any of its Affiliates, of more than 50% of such Party’s outstanding shares of voting capital stock (e.g., capital stock entitled to vote generally for the election of directors), (iii) the appointment or election to the board of directors of a Party of members constituting a majority of such board who were not appointed, approved or recommended for election by the board of directors as constituted immediately prior to the

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appointment or election of such majority, or (iv) the merger or consolidation of a Party with or into another corporation or entity, other than, in the case of (ii) or (iii), an acquisition or a merger or consolidation of a Party in which holders of shares of such Party’s voting capital stock immediately prior to the acquisition, merger or consolidation have at least 50% of the ownership of voting capital stock of the acquiring Third Party or the surviving entity in such merger or consolidation, as the case may be, immediately after the merger or consolidation. Notwithstanding the foregoing, a Change of Control will not be deemed to occur on account of the acquisition of securities of a Party by an institutional investor, or Affiliate thereof, that acquires a Party’s securities in a transaction or series of related transactions as a passive investment which does not affect the management of such Party, or a sale of assets, merger or other transaction effected exclusively for the purpose of changing the corporate domicile of a Party.
     [* * *]
     “Net Sales” means the gross amount invoiced for any sale of the Product by Distributor, to a non-Affiliate in a bona fide arm’s length transaction, less the following deductions, in each case to the extent specifically related to the Product and taken by the Distributor or otherwise paid for or accrued by the Distributor in accordance with GAAP (“Permitted Deductions”):
     (i) trade, cash, promotional and quantity discounts and wholesaler fees;
     (ii) taxes on sales (such as excise, sales or use taxes or value added taxes) to the extent imposed upon and paid directly with respect to the sales price (and excluding national, sales or local taxes based on income);
     (iii) freight, insurance, packing costs and other transportation charges to the extent included in the invoice price to the buyer;
     (iv) amounts repaid or credits taken by reason of damaged goods, rejections, defects, expired dating, recalls, returns or because of retroactive price reductions; and
     (v) charge back payments and rebates granted to (a) managed healthcare organizations, (b) federal, state and/or provincial and/or local governments or other agencies, (c) purchasers and reimbursers, or (d) trade customers, including wholesalers and chain and pharmacy buying groups.
     It is understood that accruals taken as a deduction against Net Sales will be periodically reviewed by Supplier in accordance with GAAP and if any accrual is reversed by Distributor a corresponding credit will be made to Net Sales in the period in which the reversal is made.
     “Product” means Novavax’s current monovalent intra-muscular H1N1 influenza vaccine containing a virus like particle (VLP) consisting of [* * *]

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as designated as pandemic by the World Health Organization (WHO) Collaborating Centers for Reference and Research on Influenza located at the Centers for Disease Control and Prevention (CDC) in Atlanta, Georgia.
     [* * *]
     “Regulatory Authority” means the Federal Commission for Protection Against Sanitary Risks in Mexico.
     “Territory” means the country of Mexico.
     “Third Party” means any entity or person other than a party to this Agreement or an Affiliate of either the Supplier or the Distributor.
     “Third Party Licensee” means a Third Party to whom Supplier has licensed any rights to the Product in any country outside the Territory.
     Section 1.2 Additional Definitions. Each of the following definitions is set forth in the section of this Agreement indicated below:

Administrator	Section 9.1(c)(i)
Agreement	First Paragraph
Arbitration Claim	Section 9.1(c)(i)
Arbitrator	Section 9.1(c)(i)
Authorized Recipients	Section 12.1
Confidential Information	Section 12.1
Delivered	Section 5.1
Delivery	Section 5.1
Disclosing Party	Section 12.1
Distributor	First Paragraph
Distributor Indemnified Party	Section 8.1
Effective Date	First Paragraph
Final Report	Section 4.3(c)
Force Majeure	Section 14.3
Force Majeure Party	Section 14.3
Indemnified Party	Section 11.4
Indemnifying Party	Section 11.4
Initial Officers	Section 14.1(b)
Initial Order	Section 4.2
JSC	Section 6.1
Liability	Section 8.1
Materials Transfer Agreement	Recitals
Order	Section 3.1(c)
Product Liability Claim	Section 11.3
Recall	Section 9.3
Receiving Party	Section 12.1

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Shipped Product	Section 5.1
Supplier	First Paragraph
Supplier Indemnified Party	Section 11.2
Term	Section 13.1
Transfer Price	Section 4.3(a)
     Section 1.3 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” in any form shall mean including without limitation.
ARTICLE 2
APPOINTMENT AS DISTRIBUTOR
     Section 2.1 Distribution Rights. Supplier hereby grants Distributor the non-exclusive right to purchase the Product described in Exhibit A attached hereto during the Term of this Agreement from the Supplier and to sell or resell the Product to any customer located in the Territory. The rights of the Distributor are subject to the terms and conditions of this Agreement. No rights whatsoever are granted to distribute Product outside the Territory, whether directly or indirectly through purchasers in the Territory for resale or other distribution outside the Territory. Distributor hereby agrees to market, promote, sell, service and support the Product in conformity with and subject to the terms and conditions of this Agreement and further agrees not to sell or otherwise distribute Product to purchasers in the Territory for resale or other distribution outside the Territory. Distributor agrees that nothing herein shall be deemed to grant any right or license, express or implied, under any patents, know-how or other proprietary rights or intellectual property owned or controlled by Supplier.
     Section 2.2 Consideration for Distribution Rights. As consideration for the rights granted pursuant to Section 2.1, Distributor shall pay Supplier the following non-refundable, non-creditable payments:
     (a) [* * *] within twenty (20) days of [* * *]; and
     (b) [* * *] within twenty (20) days of [* * *].
     Section 2.3 Nature of Relationship. The relationship established between Supplier and Distributor by this Agreement is that of supplier and representative. Distributor is an independent contractor under this Agreement and shall not have the right to assume or create any obligation of any kind, either express or implied, on behalf of Supplier, except as expressly provided for in this Agreement. Nothing in this Agreement shall be deemed to establish or

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otherwise create a relationship of principal and agent, employer and employee, or otherwise between Supplier and Distributor.
     Section 2.4 Right to Sell Other Product. During the Term, the Distributor will have the right and discretion to sell, and enter into distribution agreements to resell, products of Third Parties; provided, however, that Distributor may not distribute other pandemic influenza vaccines for use in humans that are directly competitive with the Product unless specifically agreed to in writing in advance by Supplier. Distributor shall avoid all circumstances and actions that would place Distributor in a position of adverse interest or divided loyalty with respect to its obligations under this Agreement.
ARTICLE 3
RESPONSIBILITIES
     Section 3.1 Responsibilities of Distributor. Distributor shall at all times during the Term of this Agreement:
          (a) assume all market risk relating to Product in the Territory (being the risk the Product does not sell in the Territory);
          (b) except as set forth in Supplier’s warranties, assume all risks relating to inventory, including risk related to Product quality (but not with respect to product recalls), order processing errors, mistakes in the communication of Product specifications, customer credit, customer liability or other and related matters;
          (c) actively and diligently promote the sale of the Product by, among other things, solicitation of inquiries and calls on customers and prospective customers to obtain inquiries, and by rendering such services as may be required to present and sell the Product;
          (d) maintain at all times a stock of Product at the warehouse location in Mexico City, Mexico necessary to supply reasonable estimated demand by Distributor, and to maintain delivery times not to exceed two (2) weeks to customers, with consideration given to normal time delays outside the reasonable control of the Distributor. Such Product is to be stored according to Supplier’s instructions and dispatched under the inventory principles of FIFO (first in first out);
          (e) develop and implement a quality control process for Product handling in the Territory;
          (f) cooperate with and represent Supplier in promotional efforts;
          (g) maintain records and summary reports regarding such communications with customers and prospective customers, and shall provide such items to Supplier upon request of Supplier;

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          (h) furnish to Supplier such other reports and information relating to the purpose of this Agreement (which includes but is not limited to sales activities, market prices, Product and strategies of competitors, possible new Product, future customer needs, market trends, and related matters) that may reasonably be requested from time to time by Supplier or that Distributor shall become aware of during the Term of this Agreement;
          (i) deliver the Product in the packaging provided;
          (j) perform administrative support functions such as maintenance of accurate and current customer records, order processing, customer credit review, customer invoicing, and accounts receivable processing for all sales of the Product to customers in the Territory;
          (k) comply with all tax, including value-added taxes, import and export and custom laws, rules and regulations in the Territory; and
          (l) immediately notify Supplier in writing of any claim or notice received that alleges that the Product infringes any patent, trademark, copyright, trade secret, or similar law in order to allow Supplier to defend such claims.
     Section 3.2 Responsibilities of Supplier. Supplier shall at all times during the Term of this Agreement:
          (a) supply Product to Distributor in accordance with this Agreement;
          (b) provide to Distributor, without charge, such technical information materials regarding the Product as Supplier deems reasonably necessary; and full information with respect to all Product specification changes.
          (c) assume no market risk (risk that Product does not sell in the Territory); and
          (d) assume responsibility for all costs and risks related to the manufacture and sale of Product not expressly assumed by Distributor under this Agreement.
     Section 3.3 Regulatory Information. Supplier accepts the responsibility to provide the Distributor with complete information regarding limitations on the use of the Product. Responsibilities of the parties with regard to obtaining and maintaining all governmental approvals, except those related to customs and importation, necessary for the Distributor to sell the Product in the Territory are set forth in the Materials Transfer Agreement.

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ARTICLE 4
TERMS OF SALE OF PRODUCT
     Section 4.1 Purchase of Product. Distributor shall purchase all Product ordered from Supplier pursuant to Section 4.2 and shall retain it in its own inventory at the warehouse in Mexico City, Mexico. Distributor shall deliver such Product to its customers, and shall be responsible for sending invoices to such customers and for collecting any purchase price or other charges due therefor. Supplier shall not be responsible for, or incur any liability in respect to, sales by Distributor to its end customers.
     Section 4.2 Orders; Minimum Initial Order. On the Effective Date, Distributor is deemed to have ordered [* * *] doses of [* * *] μg of the Product (provided Supplier has the capacity and yield levels to produce such amounts and subject to proration if the final dose of the Product is greater or less than [* * *] μg per dose) (the “Initial Order”). Subject to further agreement of the parties, Supplier may order, purchase and sell additional doses of Product under the terms and conditions of this Agreement.
     Section 4.3 Payment Terms.
     (a) Prepayments. Distributor shall pay Supplier a 20% prepayment of the Transfer Price of the Initial Order within ten (10) days of the Initial Order.
     (b) Transfer Price. Distributor shall pay to Supplier a “Transfer Price” equal to [* * *] per dose for the first [* * *] doses of the Product delivered to Supplier and [* * *] per dose for all other doses of the Product delivered to Supplier within 30 days of delivery; provided that the Transfer Price shall be reduced for the first [* * *] doses of Product delivered the amounts paid by Distributor to Supplier pursuant to (x) Section 1.4(b) of the Materials Transfer Agreement and (y) Section 4.3(a) of this Agreement.
     (c) Additional Purchase Price (Adjustment to Net Sales Percentage). Within thirty (30) days of Distributor’s sale of all of the Product in the Initial Order, Distributor shall submit to Supplier a comprehensive and detailed written report, with back-up documentation as Supplier may reasonably request, detailing and documenting, all purchases and sales of the Product, the Net Sales therefrom, and the relevant calculations in accordance with the foregoing (the “Final Report”). The Final Report shall set forth the additional purchase price to be paid by Distributor to Supplier, if any, which shall be calculated as follows:
     (i) [* * *]% of Net Sales of sales of the first [* * *] doses of the Product sold;
     (ii) Plus [* * *]% of Net Sales of sales of all other doses of the Product sold;

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     (iii) Less an amount, if a positive number, equal to the product of (A) [* * *]% of the amount that the average Net Sales price per dose sold exceeds [* * *] and (B) the number of doses sold;
     (iv) Less the prepayment paid by Distributor to Supplier pursuant to Section 4.3(a));
     (v) Less the amounts paid by Distributor to Supplier pursuant to Section 1.4(b) of the Materials Transfer Agreement; and
     (vi) Less the amount paid by Distributor to Supplier pursuant to Section 4.3(b).
     Section 4.4 Letter of Credit. On the date of execution of this Agreement, Distributor will provide an irrevocable letter of credit, in form and substance and issued by a banking institution reasonably acceptable to Supplier, in the amount of the aggregate of the PrePayment and Transfer Price to be paid by Distributor for the Initial Order. Supplier shall be entitled to draw on the Letter of Credit, with no action required on the part of Distributor, if Distributor fails to make timely payment of the PrePayment or the Transfer Price.
     Section 4.5 Taxes. Any foreign, federal, state, county or local sales, use, value-added or excise tax or similar charge, including customs and import duties, or other tax assessment (other than that assessed against income), license fee (other than royalties owed to Third Parties) or other charge lawfully assessed or charged on the sale or transportation of Shipped Product sold pursuant to this Agreement after Delivery to Distributor shall be paid by Distributor.
     Section 4.6 Currency. All purchase transactions between Supplier and Distributor shall be denominated in, and all reports and calculations of payments shall be made in United States Dollars.
ARTICLE 5
SHIPMENT AND DELIVERY
     Section 5.1 Shipment. Delivery shall occur for Product purchased from Supplier (“Shipped Product”) [* * *] (“Delivery” or “Delivered”).
     Section 5.2 Delivery. For Delivery of Shipped Product, Supplier and Distributor will agree to shipping instructions.
     Section 5.3 Export Licenses: Import Certificates; Customs and Regulatory Approvals.
          (a) Distributor’s Responsibilities. Distributor, at its cost, shall obtain all authorizations required to import the Shipped Product into the Territory; and pay all applicable freight, import and custom duties, taxes and fees.

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          (b) Supplier’s Responsibilities. Supplier shall: (i) obtain any export license required to export the Shipped Product to the Territory and obtain all required export authorizations; and (ii) take all reasonable steps to cooperate with Distributor in complying with any import, export or custom regulations applicable to the Shipped Product, to the extent consistent with applicable law, including filling out necessary paperwork or reports to obtain any applicable waiver, exemption or reduction of such duties in a timely manner.
     Section 5.4 Title and Risk of Loss. Title to and risk of loss of Shipped Product shall pass to Distributor at the place and time of Delivery. Any loss or damage to Shipped Product prior to Delivery shall be at Supplier’s risk.
ARTICLE 6
JOINT STEERING COMMITTEE.
     Section 6.1 Overview. The Parties will establish a Joint Steering Committee (“JSC”) that will be responsible for overseeing the marketing, pricing and distribution of the Product in the Territory, and will serve as a forum for exchanging data, information, and Development strategy(ies) regarding the Product. The Parties anticipate that the JSC will perform the functions ascribed to it in this Section 6.1; provided, however, that the functions and operations of the JSC may be altered from time to time during the Term by the mutual agreement of the Parties to appropriately address ongoing requirements with respect to the marketing and distribution of the Product.
     Section 6.2 Membership. The JSC will consist of three senior representatives from each Party, including at least one executive level officer from each Party. Supplier and Distributor will each designate a co-chair for the JSC. The co-chairs will be responsible for calling meetings and setting the agenda (which will include a list of all participants expected at a meeting) and circulating such agenda at least ten days prior to each meeting and distributing minutes of the meetings within 30 days following such meeting (which minutes will be in the English language), but will not otherwise have any greater power or authority than any other member of the JSC. Each member must have expertise in regulatory matters, medical affairs, clinical research, commercialization, marketing, distribution or such other expertise as appropriate to the activities of the JSC. From time to time, the JSC may invite personnel of the Parties or other outside consultants who are agreed upon by the Parties, in each case having commercial, marketing, reimbursement or other expertise to participate in discussions of the JSC as appropriate to assist in the activities of the JSC.
     Section 6.3 Responsibilities. The JSC’s responsibilities will include, among others: (i) reviewing Distributor’s strategy for marketing and selling the Product in the Territory; (ii) overseeing the implementation or any marketing or distribution strategy in the Territory (including strategies related to reimbursement, advertising and promotion, brand integrity, sale and launch sequence); (iii) overseeing the strategy and implementation of the branding of the Product in the Territory, including the selection and maintenance of any trademarks to be used in connection with the Product in the Territory (provided that Supplier approval is required for all

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trademarks) and (iv) establishing usage instructions for the trademarks. No license, either express or implied, is granted to any trademarks between the parties by virtue of this Agreement. Any trademarks of the parties shall remain each Party’s property at all times.
     Section 6.4 Meetings. During the Term, the JSC will meet at such frequency as will be established by the Parties. Meetings of the JSC will alternate between the offices of the Parties or their Affiliates, unless otherwise agreed upon by the members of the JSC, or may be held telephonically or by video conference. All meetings of the JSC will be conducted in English. Meetings of the JSC will be effective only if at least one representative of each Party is in attendance or participating in the meeting. Members of the JSC may participate in and vote at meetings by telephone. Each Party will be responsible for expenses incurred by its employees and its members of the JSC in attending or otherwise participating in JSC meetings. Each Party will use reasonable efforts to cause its representatives to attend the meetings of the JSC. If a representative of a Party is unable to attend a meeting, such Party may designate an alternate with equivalent experience and authority as such representative to attend such meeting in place of the absent representative.
     Section 6.5 Minutes. The minutes of each JSC meeting must provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JSC. Minutes of each JSC meeting will be approved or disapproved, and revised as necessary, at the next meeting. Minutes will be kept in English.
     Section 6.6 Elevation and Dispute Resolution. Each Party’s representatives on the JSC will collectively have one vote on all matters that are within the responsibility of such committee. The members of each committee will use reasonable efforts to reach consensus on all decisions. In the event that the members of the JSC are unable to agree on a particular issue, such issue will be referred to Distributor’s Chief Executive Officer and Supplier’s Chief Executive Officer. Subject to the remaining provisions of this Section 6.6, all matters relating to the marketing and distribution of the Products must be determined by consensus of the Parties. The Parties will from time to time identify a panel of mutually agreed consultants with expertise in vaccine distribution to assist the JSC in the resolution of issues taking into consideration the interests of each Party and, upon the request of either Party, such experts will be requested to advise as to distribution issues where consensus cannot be reached, with the advice of such experts not to be unreasonably rejected except with respect to any decision that requires consent of Supplier (e.g., trademarks).
ARTICLE 7
REPORTS, RECORDS AND AUDIT
     Section 7.1 Reports. By the 5th day of each month, Distributor shall deliver to Supplier a true and accurate report, giving a comprehensive and detailed written report, with back-up documentation as Supplier may reasonably request, detailing and documenting, for the preceding calendar month, all sales of the Product, the Net Sales therefrom, deductions applicable to determine Net Sales thereof, a calculation of the amount due to Supplier for the relevant period. Each report also will contain Distributor’s good faith, non-binding estimate of

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total Net Sales for all Products by Distributor for each of the next three calendar months beginning with the calendar month in which such report is delivered.
     Section 7.2 Records; Audit. During the term of this Agreement and for three (3) years thereafter, Distributor shall keep complete and accurate records of sales of Products and such other matters as may affect the determination of any amount payable to Supplier hereunder in sufficient detail to enable certified public accountants engaged by Supplier to determine any amounts payable to Supplier under this Agreement. Distributor shall permit certified public accountants engaged by Supplier, at Supplier’s expense (except as provided below), to examine, not more than once in any six-month period, its books, ledgers, and records during regular business hours for the purpose of and to the extent necessary to verify any report required under this Agreement or the accuracy of any amount payable hereunder. Payment of any underpayment shall be made as soon as practicable upon receipt of the report of the accountants. Should any examination conducted by Supplier or its representatives pursuant to the provisions of this paragraph result in an increase of more than 10% of any payment due Supplier hereunder, Distributor shall be obligated to reimburse any out of pocket expenses incurred by Supplier with respect to such examination within thirty (30) days after receipt of an invoice therefor from Supplier.
ARTICLE 8
WARRANTIES
     Section 8.1 Warranties Provided by Supplier. The warranties provided by Supplier to Distributor with respect to the Product are:
          (a) Product Warranty. Supplier warrants that the Product sold by it is free from defects in materials and workmanship and conform to the specifications as described in the applicable package insert that accompany the Product. Supplier makes no other warranty, expressed or implied, with respect to the Product, including any warranty of merchantability or fitness for any particular purpose. Notification of any breach of warranty must be made within 30 days after receipt as to shipment-related claims and within 90 days for all other claims. No claim shall be honored if Distributor fails to notify Supplier within the period specified.
          (b) Limitations of Liability. Supplier makes no express warranty, and excludes and disclaims, to the extent permitted by applicable law, any and all implied warranties including, without limitation, implied warranties in connection with the design, sale and merchantability or fitness of the Product for any particular purpose or use, except for the specific warranties related to the Product provided herein.
     Section 8.2 Right to Extend Warranties to Distributors and Customers.
          (a) Supplier extends to Distributor the warranties with respect to all Product sold to Distributor pursuant to this Agreement, and specifically authorizes and consents to the right of Distributor to pass on such warranty protection to its customers;

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provided, however, Supplier shall have no obligations with respect to Product warranties except those obligations as set forth in Section 8.1.
          (b) Supplier shall take responsibility, as between Distributor and Supplier, for all customer warranty claims properly honored by Distributor that falls under the terms of Supplier’s warranties set forth above in Section 8.1. The parties will work together to develop procedures and mechanisms, as necessary, to effectuate the foregoing.
     Section 8.3 Representations and Covenants of Distributor.
          (a) With respect to the Product, Distributor shall:
     (i) not make any representation, warranty, or guaranty in connection with the Product other than as authorized by Supplier, unless Distributor agrees, in writing, to assume full liability for such representation, warranty or guaranty;
     (ii) advise Supplier of any claim for damages or breach of warranty in respect to the Product asserted by a customer purchasing such Product from Distributor and shall cooperate with Supplier in the defense or handling of such claims; and
     (iii) promptly furnish Supplier with product samples and any related information when a warranty claim is made by a customer.
          (b) Distributor represents and warrants to Supplier that, and Distributor covenants that, none of Distributor or any of its Subsidiaries or any of their respective representatives has or will corruptly (within the meaning of Applicable Law) or otherwise illegally offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value to: (1) any government or similar official for purposes of (A) (i) influencing any act or decision of such official in his or her official capacity, (ii) inducing such official to do or omit to do any act in violation of the lawful duty of such official, or (iii) securing any improper advantage; or (B) inducing such official to use his or her influence with a governmental entity or regulatory body to affect or influence any act or decision of such governmental entity or regulatory body, in order to assist Distributor or any of its Subsidiaries in obtaining or retaining business for or with, or directing business to, any Person; (2) any political party or official thereof or any candidate for political office for purposes of (A) (i) influencing any act or decision of such party, official, or candidate in its or his or her official capacity, (ii) inducing such party, official, or candidate to do or omit to do an act in violation of the lawful duty of such party, official, or candidate, or (iii) securing any improper advantage; or (B) inducing such party, official, or candidate to use its or his or her influence with a governmental entity or regulatory body to affect or influence any act or decision of such governmental entity or regulatory body in order to assist Distributor or any of its Subsidiaries in obtaining or retaining business for or with, or directing business to, any Person; or (3) any Person, while knowing that all or a

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portion of such money or thing of value will be offered, given, or promised, directly or indirectly, to any official, to any political party or official thereof, or to any candidate for political office, for purposes of (A) (i) influencing any act or decision of such official, political party, party official, or candidate in his or her or its official capacity, (ii) inducing such official, political party, party official, or candidate to do or omit to do any act in violation of the lawful duty of such official, political party, party official, or candidate, or (iii) securing any improper advantage; or (B) inducing such official, political party, party official, or candidate to use his or her or its influence with a governmental entity or regulatory body to affect or influence any act or decision of such governmental entity or regulatory body, in order to assist Distributor or any of its Subsidiaries in obtaining or retaining business for or with, or directing business to, any Person, or will do any of the foregoing.
ARTICLE 9
REGULATORY COMPLIANCE, CUSTOMER COMPLAINTS AND RECALL
     Section 9.1 No Modification. Distributor shall not modify, repackage, reformulate or alter any Shipped Product, including its label, except with specific written authorization from Supplier.
     Section 9.2 Customer Complaints. In the event either party receives a customer complaint regarding Shipped Product, such party shall promptly notify the other of such complaint. If the Shipped Product giving rise to such complaint was sold by Distributor, then Distributor shall evaluate the complaint and promptly notify Supplier in writing regarding such evaluation. Any adverse events shall be reported and handled as provided in the Pharmacovigilance Agreement between the parties, a copy of which is attached to this Agreement as Exhibit A.
     Section 9.3 Event of Recall and Withdrawal. The parties’ responsibilities with regard to any request, directive or order that Shipped Product be recalled or withdrawn issued or impending from any governmental or regulatory authority in the Territory, or any court order of competent jurisdiction orders such recall or withdrawal, or if either party reasonably determines after consultation with the other that a recall or withdrawal is necessary or advisable shall be controlled by the Pharmacovigilance Agreement.
ARTICLE 10
REPRESENTATIONS
     Section 10.1 Of Supplier. Supplier represents and warrants to Distributor as follows:
          (a) it is a corporation duly organized and validly existing under the laws of Delaware, U.S.A.;

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          (b) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;
          (c) the execution, delivery and performance by it of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any other agreement or relationship; and
          (d) it has the right to transfer full unencumbered title to all Product sold to Distributor under this Agreement.
     Section 10.2 Of Distributor. Distributor represents and warrants to Supplier as follows:
          (a) it is a private company organized and validly existing under the federal laws of Mexico;
          (b) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and
          (c) the execution, delivery and performance by it of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any other agreement or relationship.
ARTICLE 11
PRODUCT LIABILITY, INDEMNIFICATION, AND INSURANCE
     Section 11.1 Indemnification by Supplier. Supplier will indemnify, defend and hold harmless Distributor, its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a “Distributor Indemnified Party”) from and against any and all losses, damages, liabilities, settlements, penalties, fines, and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Liability”) that the Distributor Indemnified Party may be required to pay to one or more Third Parties to the extent resulting from or arising out of:
     (a) any Supplier representation or warranty set forth in this Agreement being untrue in any material respect when made or any material breach by Supplier of any of its covenants or obligations hereunder;
     (b) gross negligence or willful misconduct of Supplier; or
     (c) except, in each case, to the extent caused by the gross negligence or willful misconduct of Distributor or any Distributor Indemnified Party, or by breach of this Agreement by Distributor.
     Section 11.2 Indemnification by Distributor. Distributor will indemnify, defend and hold harmless Supplier, its Affiliates, Sublicensees, distributors and each of its and their respective employees, officers, directors and agents (each, a “Supplier Indemnified Party”) from

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and against any and all Liabilities that the Supplier Indemnified Party may be required to pay to one or more Third Parties to the extent resulting from or arising out of:
     (a) any Distributor representation or warranty set forth in this Agreement being untrue in any material respect when made or a material breach by Distributor of any of its covenants or obligations hereunder;
     (b) gross negligence or willful misconduct of Distributor; or
     (c) except in each case, to the extent caused by the gross negligence or willful misconduct of Supplier or any Supplier Indemnified Party, or by breach of this Agreement by Supplier.
     Section 11.3 Product Liability Claims. Notwithstanding anything to the contrary contained in Article 8 of this Agreement, the parties intend for the customer(s) of all Product to provide indemnification to Distributor and Supplier for any product liability claim that may arise from the sale or use of Product. Distributor shall use its best efforts to obtain covenants of indemnification for all such product liability claims, but shall not be responsible for product liability claims by virtue of its inability to obtain such indemnification despite its best efforts.
     Section 11.4 Procedure. Each Party will notify the other in the event it becomes aware of a claim for which indemnification may be sought hereunder or for which Liability is shared pursuant to this Article 8. In case any proceeding (including any governmental investigation) is instituted involving any Party in respect of which indemnity may be sought pursuant to this Article 8 such Party (the “Indemnified Party”) will promptly notify the other Party (the “Indemnifying Party”) in writing and the Indemnifying Party and Indemnified Party will meet to discuss how to respond to any claims that are the subject matter of such proceeding. The Indemnifying Party, upon request of the Indemnified Party, will retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and will pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, the Indemnified Party will have the right to retain its own counsel, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party will have mutually agreed to the retention of such counsel and payment of fees and expenses or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. All such fees and expenses incurred pursuant to Section 8.1 or Section 8.2 will be reimbursed as they are incurred. The Indemnifying Party will not be liable for any settlement of any proceeding unless effected with its written consent. The Indemnifying Party will not, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which the Indemnified Party is, or arising out of the same set of facts could have been, a party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability on claims to which the indemnity relates that are the subject matter of such proceeding.

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     Section 11.5 Insurance. Each Party shall obtain and maintain, during the Term of this Agreement, commercial general liability insurance, including but not limited to products liability and clinical insurance, with reputable and financially secure insurance carriers to cover its indemnification obligations under Section 8.1 or Section 8.2as applicable, or self-insurance, with limits of not less than 5 million U.S. dollars per occurrence and 10 million U.S. dollars in the aggregate. Each Party shall list the other Party as an additional insured party on the insurance policies described in this Section 8.5.
     Section 11.6 Liability Limitations. NOTWITHSTANDING THE FOREGOING, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT THE DAMAGES RESULT FROM A PARTY’S WILLFUL MISCONDUCT OR ARISE FROM A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS Article 8.
ARTICLE 12
CONFIDENTIALITY
     Section 12.1 Confidential Information. Except to the extent expressly permitted by this Agreement and subject to the provisions of Section 3.1(b) and Section 3.1(c) at all times during the Term and for five years following the expiration or termination of this Agreement, each Party (a “Receiving Party”) (a) will keep completely confidential and will not publish or otherwise disclose any Confidential Information furnished to it by the other Party (a “Disclosing Party”), except to those of the Receiving Party’s employees, Affiliates, consultants or representatives who have a need to know such information (collectively, “Authorized Recipients”) to perform such Party’s obligations hereunder and (b) will not use Confidential Information of the Disclosing Party directly or indirectly for any purpose other than performing its obligations hereunder. The Receiving Party will be liable for any breach by any of its Authorized Recipients of the restrictions set forth in this Agreement. Notwithstanding the foregoing, Supplier may disclose Confidential Information of Distributor to Third Party Licensees to the extent necessary to comply with or conduct activities under written arrangements with such Third Party Licensees provided that such arrangements include obligations of confidentiality.
     Section 12.2 Exceptions to Confidentiality. The Receiving Party’s obligations set forth in this Agreement will not extend to any Confidential Information of the Disclosing Party:
     (i) that is or hereafter becomes part of the public domain through no wrongful act, fault or negligence on the part of a Receiving Party or its Authorized Recipients;
     (ii) that is received from a Third Party without restriction and without breach of any agreement or fiduciary duty between such Third Party and the Disclosing Party;

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     (iii) that the Receiving Party can demonstrate by competent evidence was already in its possession without any limitation or restriction on use or disclosure prior to its receipt from the Disclosing Party;
     (iv) that is generally made available to Third Parties by the Disclosing Party without any restriction imposed by the Disclosing Party on disclosure, whether such restriction is by contract, fiduciary duty or by operation of law; or
     (v) that the Receiving Party can demonstrate by competent evidence was independently developed by the Receiving Party without any reference to Confidential Information.
     Section 12.3 Authorized Disclosure. Each Party and its Authorized Recipients may disclose Confidential Information to the extent that such disclosure is made in response to a valid order, governmental inquiry, or request (each an “Order”) of a court of competent jurisdiction or other agency, as applicable; provided, however, that the Receiving Party must first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to quash such Order or to obtain a protective order requiring that the Confidential Information and/or documents that are the subject of such Order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the Order was issued; and provided further that if an Order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such Order will be limited to that information that is legally required to be disclosed in such response to such Order.
     Section 12.4 Notification. The Receiving Party will notify the Disclosing Party immediately, and cooperate with the Disclosing Party as the Disclosing Party may reasonably request, upon the Receiving Party’s discovery of any loss or compromise of the Disclosing Party’s Confidential Information.
     Section 12.5 Destruction of Confidential Information. Upon the expiration or earlier termination of this Agreement, the Receiving Party will (a) destroy all tangible embodiments of Confidential Information of the Disclosing Party, including any and all copies thereof, and those portions of any documents, memoranda, notes, studies, and analyses prepared by the Receiving Party or its Authorized Recipients that contain, incorporate, or are derived from such Confidential Information and provide written certification of such destruction to the Disclosing Party in a form reasonably acceptable to the Disclosing Party, provided that the legal department of the Receiving Party will have the right to retain one copy of any such tangible embodiments for archival purposes, provided such copy will continue to be maintained on a confidential basis subject to the terms of this Agreement, and (b) immediately cease, and will cause its Authorized Recipients to cease, use of such Confidential Information as well as any information or materials that contain, incorporate, or are derived from such Confidential Information.
     Section 12.6 Use of Name and Disclosure of Terms. Each Party will keep the existence of, the terms of, and the transactions covered by this Agreement confidential and will not disclose such information to any other Person through a press release or otherwise, or mention or otherwise use the name, insignia, symbol, trademark, trade name, or logotype of the other Party

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or its Affiliates in any manner without the prior written consent of the other Party in each instance (which will not be unreasonably withheld). The restrictions imposed by this Section 3.1(f) will not prohibit either Party from making any disclosure that is required by applicable law, rule, or regulation or the requirements of a national securities exchange or another similar regulatory body including disclosing such information in any clinical trial database maintained by or on behalf of a Party. Further, the restrictions imposed on each Party under this Section 3.1(f) are not intended, and will not be construed, to prohibit a Party from identifying the other Party in its internal business communications, provided that any Confidential Information in such communications remains subject to this Section 3.1(f).
     Section 12.7 Remedies. The Parties acknowledge and agree that the restrictions set forth in this Article 12 are reasonable and necessary to protect the legitimate interests of the Parties and that neither Party would have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of this Article 12 will result in irreparable injury to the other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of Article 12 by a Party, the other Party will be authorized and entitled to obtain from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights will be cumulative and in addition to any other rights or remedies to which such Party may be entitled in law or equity. The breaching Party agrees to waive any requirement that the non-breaching Party (i) post a bond or other security as a condition for obtaining any such relief and (ii) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 3.1(g) is intended, or will be construed, to limit the Parties’ rights to equitable relief or any other remedy for a breach of any provision of this Agreement.
     Section 12.8 Survival. The provisions of this Article shall survive the expiration or sooner termination of this Agreement.
ARTICLE 13
TERM AND TERMINATION
     Section 13.1 Term. The term of this Agreement shall commence on the Effective Date and will remain in effect until December 31, 2010, unless terminated earlier under the provisions herein (the “Term”).
     Section 13.2 Termination for Cause.
     (a) Termination for Material Breach. This Agreement may be terminated effective immediately by written notice by a Party at any time during the Term if the other Party materially breaches this Agreement, which breach remains uncured for 30 days measured from the date written notice of such breach is given to the breaching Party. Such notice must specify the nature of the breach and demand its cure; provided, however, that if such breach is not capable of being cured within the stated period and the

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breaching Party uses Commercially Reasonable Efforts to cure such breach during such period and presents a mutually agreeable remediation plan for such breach, this Agreement will not terminate and the cure period will be extended for such period provided in the remediation plan as long as the breaching party continues to use Commercially Reasonable Efforts to pursue the cure as provided in such remediation plan. Notwithstanding anything to the contrary set forth in this Agreement, but subject to the limitations on liability set forth in Articles 8 and 11, termination will not be deemed to relieve a defaulting Party from any liability arising from such default.
     (b) Violation of Law. This Agreement may be terminated by Novavax on giving 15 days’ written notice to Avimex, which will be effective on the expiration date of such 15 day period in the event that the Avimex or any of its Affiliates are convicted of a felony for violating, or a final, non-appealable order is issued by a court of competent jurisdiction finding that Avimex or any of its Affiliates violated, any Applicable Laws, the Federal Foreign Corrupt Practices Act (or analogous law) or any securities laws or regulations (collectively, the “Relevant Laws”), which are of such a nature that such violation of such Relevant Laws would prevent or substantially diminish either Party from performing or having the ability to perform its obligations pursuant to this Agreement. Such notice of termination must be given within 15 days of Novavax becoming aware of the circumstances described in this Section 13.2(b).
     (c) Bankruptcy. This Agreement may be terminated by written notice by either Party at any time during the Term of this Agreement if the other Party will file in any court or agency, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party will be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within 60 days after the filing thereof, or if the other Party proposes or is a Party to any dissolution or liquidation, or if the other Party makes an assignment for the benefit of its creditors.
     Section 13.3 Rights and Duties on Termination. On termination of this Agreement:
          (a) Distributor shall have no further right to purchase or sell Product; provided, however, that Distributor to and Supplier may agree to wind-down provisions allowing Distributor to sell, or return Supplier, Product in its inventory or placed at customer locations, after termination of this Agreement; and
          (b) Supplier shall have the right to retain any sums already paid by Distributor under this Agreement, and Distributor shall pay all sums accrued that are then due under this Agreement.
     Section 13.4 Survival of Certain Obligations. Expiration or termination of this Agreement will not relieve the Parties of any obligation accruing before such expiration or termination. The provisions of this Agreement that must, by their nature, survive expiration or

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termination of this Agreement to give effect to their intent, will so survive, including without limitation Articles 11 and 12 and Sections 7.2, 14.1, 14.2, 14.5 and 14.13. Any expiration or early termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination.
ARTICLE 14
MISCELLANEOUS.
     Section 14.2 Governing Law; Jurisdiction; Dispute Resolution.
     (a) Governing Law. The interpretation and construction of this Agreement will be governed by the laws of the State of Maryland, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.
     (b) Dispute Resolution. In the event of a dispute arising out of or relating to this Agreement, either Party will provide written notice of the dispute to the other, in which event the dispute will be referred to the executive officers designated below or their successors, for attempted resolution by good faith negotiations within 15 days after such notice is received. The initial designated officers (“Initial Officers”) are initially as follows:
For Novavax:	Its Chief Executive Officer

For Avimex:	Its Chief Executive Officer
          If the Initial Officers are unable to resolve the dispute within 10 days, the matter shall be referred to the following:
For Novavax:	Its Chairman of the Board

For Avimex:	Its Chairman of the Board
In the event the Chairmen of the Boards do not resolve such dispute within 5 days of the dispute being elevated to their review, either Party may, after the expiration of the 15 day period from receipt of the notice, seek to resolve the dispute through arbitration in accordance with Section 15.2.
     Section 14.2 Arbitration.
     (a) Arbitration Claims. Any claim, dispute, or controversy of whatever nature arising between the Parties out of or relating to this Agreement that is not resolved under Section 9.1(b) within the required 30 day time period, including without limitation, any action or claim based on tort, contract, or statute (including any claims of breach or violation of statutory or common law protections from discrimination, harassment and hostile working environment), or concerning the interpretation, effect, termination,

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validity, performance and/or breach of this Agreement (“Arbitration Claim”), will be resolved by final and binding arbitration before a single expert with relevant industry experience selected by the Parties or, if the Parties cannot agree within ten (10) days, a panel of three experts with relevant industry experience (each, an “Arbitrator”). The panel of three Arbitrators shall be appointed in accordance with the Rules of Arbitration of the International Chamber of Commerce. The Arbitration will be administered under the Rules of Arbitration of the International Chamber of Commerce (the “Administrator”). The arbitration will be held in Mexico City, Mexico and conducted in English. The Arbitrators will be instructed by the Parties to complete the arbitration within 90 days after selection of the final Arbitrator.
     (b) Arbitrators’ Award. The Arbitrators will, within 15 calendar days after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. The decision or award rendered by the Arbitrators will be final and non-appealable, and judgment may be entered upon it in accordance with applicable law in any court of competent jurisdiction. The Arbitrators will be authorized to award compensatory damages, but will NOT be authorized (i) to award non-economic damages, such as for emotional distress, pain and suffering or loss of consortium, (ii) to award punitive damages, or (iii) to reform, modify or materially change this Agreement or any other agreements contemplated hereunder; provided, however, that the damage limitations described in parts (i) and (ii) of this sentence will not apply if such damages are statutorily imposed.
     (c) Costs. Each Party will bear its own attorney’s fees, costs, and disbursements arising out of the arbitration and the costs of the arbitrator selected by it, and will pay an equal share of the fees and costs of the third arbitrator; provided, however, the Arbitrators will be authorized to determine whether a party is the prevailing party, and if so, to award to that prevailing party reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of the Administrator and the Arbitrators.
     (d) Compliance with this Agreement. Unless the Parties otherwise agree in writing, during the period of time that any arbitration proceeding is pending under this Agreement, the Parties will continue to comply with all those terms and provisions of this Agreement that are not the subject of the pending arbitration proceeding.
     (e) Injunctive or Other Equity Relief. Nothing contained in this Agreement will deny any Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing arbitration proceeding.
     Section 14.3 Force Majeure. No liability will result from, and no right to terminate will arise, in whole or in part, based upon any delay in performance or non-performance, in whole or

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in part, by either of the Parties to this Agreement to the extent that such delay or non-performance is caused by an event of Force Majeure. “Force Majeure” means an event that is beyond the reasonable control of a non-performing Party (the “Force Majeure Party”), including an act of God, act of the other Party, war, riot, civil commotion, terrorist act, malicious damage, epidemic, quarantine, fire, flood, storm, natural disaster or compliance with any law or governmental order, rule, regulation or direction, whether or not it is later held to be invalid or inapplicable. The Force Majeure Party will within ten days of the occurrence of the Force Majeure event, give written notice to the other Party stating the nature of the Force Majeure event, its anticipated duration and any action being taken to avoid or minimize its effect. Any suspension of performance will be of no greater scope and of no longer duration than is reasonably required and the Force Majeure Party will use reasonable effort to remedy its inability to perform; provided, however, if the suspension of performance continues or is anticipated to continue for 30 days after the date of the occurrence, the unaffected Party will have the right but not the obligation to perform on behalf of the Force Majeure Party for a period of such Force Majeure and such additional period as may be reasonably required to assure a smooth and uninterrupted transition of such activities. If such failure to perform would constitute a material breach of this Agreement in the absence of such event of Force Majeure, and continues for six months from the date of the occurrence and the Parties are not able to agree on appropriate amendments within such period, such other Party will have the right, notwithstanding the first sentence of this Section 14.3, to terminate this Agreement immediately by written notice to the Force Majeure Party, in which case neither Party will have any liability to the other except for those rights and liabilities that accrued prior to the date of termination and the consequences of termination pursuant to Section 13.3, as if such termination was a termination as to which such consequences applied.
     Section 14.4 Waiver and Non-Exclusion of Remedies. A Party’s failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy will not constitute a waiver of that provision, right or remedy or prevent such Party from enforcing any or all provisions of this Agreement and exercising any rights or remedies. To be effective any waiver must be in writing. The rights and remedies provided in this Agreement are cumulative and do not exclude any other right or remedy provided by law or otherwise available except as expressly set forth in this Agreement.
     Section 14.5 Notices.
     (a) Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement must be in writing, must refer specifically to this Agreement and will be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 9.6(b) or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 9.6(a). Such Notice will be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second business day (at the place of delivery) after deposit with an

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internationally recognized overnight delivery service. This Section 9.6(a) is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.
(b)	Address for Notice.
For Novavax:
Novavax, Inc.
9920 Belward Campus Drive
Rockville, MD 20850
United States
Fax: 240-268-2148
Attn: Senior Vice President, International
          and Government Alliances
With a copy to:
Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103
Fax: 215-864-9073
Attn: Jennifer Miller
For Avimex:
Laboratorio Avi-Mex S.A. de C.V.
Maiz #18. Col. Granjas Esmeralda CP 09810
Mexico City, Mexico
Fax: (55) 54450462
Attn: Bernardo Lozano Dubernard, Director General
     Section 14.6 Entire Agreement. This Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior agreements, whether written or oral, with respect to the subject matter of this Agreement. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in this Agreement. Nothing in this Agreement is intended to limit or exclude any liability for fraud. All Exhibits or Schedules referred to in this Agreement are intended to be and are hereby specifically incorporated into and made a part of this Agreement. In the event of any inconsistency between any such Exhibits or Schedules and this Agreement, the terms of this Agreement will govern.
     Section 14.7 Amendment. Any amendment or modification of this Agreement must be in writing and signed by authorized representatives of both Parties.
     Section 14.8 Assignment. Distributor may not assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law, via a Change in Control, or otherwise, without the prior written consent of Supplier which can be given or withheld in Supplier’s discretion. Supplier may not assign its rights or delegate its obligations

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
under this Agreement, in whole or in part, without the consent of Distributor, provided, however, that this Agreement may be assigned by Supplier in connection with a Change in Control.
     Section 14.9 No Benefit to Others. The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they will not be construed as conferring any rights in any other persons except as otherwise expressly provided in this Agreement.
     Section 14.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original and all of which taken together will be deemed to constitute one and the same instrument. An executed signature page of this Agreement delivered by facsimile transmission will be as effective as an original executed signature page.
     Section 14.11 Severability. To the fullest extent permitted by applicable law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect. If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then such provision will be given no effect by the Parties and will not form part of this Agreement. To the fullest extent permitted by applicable law and if the rights or obligations of any Party will not be materially and adversely affected, all other provisions of this Agreement will remain in full force and effect and the Parties will use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with applicable law and achieves, as nearly as possible, the original intention of the Parties.
     Section 14.12 Further Assurance. Each Party will perform all further acts and things and execute and deliver such further documents as may be necessary or as the other Party may reasonably require to implement or give effect to this Agreement.
     Section 14.13 Publicity. It is understood that the Parties will issue a press release announcing the execution of this Agreement in such form as the Parties mutually agree. The Parties will consult with each other reasonably and in good faith with respect to the text and timing of any subsequent press releases relating to this Agreement or the activity hereunder prior to the issuance thereof, provided that a Party may not unreasonably withhold consent to such releases, and that either Party may issue such press releases as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure or which are consistent with information disclosed in prior releases properly made hereunder.
[SIGNATURES ON THE FOLLOWING PAGE.]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
     IN WITNESS WHEREOF, duty authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

NOVAVAX, INC.		LABORATORIO AVI-MEX, S.A. DE C.V.

By:		By:

	Name:		Name:

	Title:		Title:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
Exhibit A
Pharmacovigilance Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
Exhibit B
Use of Protocol Agreement
[* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
Exhibit C
List of Latin American Countries
[* * *]